SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)

Item 3. Bankruptcy and Receivership.

     As previously reported, on December 3, 2002, United Pan-Europe Communications N.V. (the "Company") commenced a voluntary Chapter 11 case in the United States Bankruptcy Court for the Southern District of New York (Case No. 02-16020). Simultaneously with the commencement of the Chapter 11 case, the Company also voluntarily commenced a moratorium of payments in The Netherlands under Dutch bankruptcy law and filed a proposed plan of compulsory composition (Akkoord) with the Amsterdam Court (Rechtbank) under the Dutch Faillissementswet. At a meeting held on February 28, 2003, the Company's creditors entitled to vote on the Akkoord voted in favour of the Akkoord with an overwhelming majority.

     A copy of the Company's press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit Number            Description

          99.1 Press release of United Pan-Europe Communications N.V. dated February 28, 2003 announcing the approval of the Akkoord at the Dutch creditors' meeting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                    By: /s/ Anton A.M. Tuijten
                                       -----------------------------------------
                                       Name: Anton A.M. Tuijten
                                       Title:  Member of the Board of Management
                                               and General Counsel

Dated:  February 28, 2003

                                  EXHIBIT INDEX

Exhibit Number      Description

99.1 Press release of United Pan-Europe Communications N.V. dated February 28, 2003 announcing the approval of the Akkoord at the Dutch creditors' meeting.